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                                                                    Exhibit 10.2
  Master                   HSBC Bank Canada                     3013012(06-1999)
Equipment                  Leasing Division                      Lease
  Lease              3rd Floor-885 West Georgia Street           Number 999927AB
                     Vancouver, British Columbia, V6C 3E9               --------

Lessor   HSBC Bank Canada

Lessee   NORTH AMERICAN EQUIPMENT LTD.
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Address  #2, 53016-Hwy, 60, Spruce Grove, Alberta, T7X 3G7
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1.   LEASE. Lessor leases to Lessee and Lessee leases from Lessor the collateral described in the Schedule(s) annexed hereto together with all parts, accessories and equipment, now or hereafter attached to or forming a part thereof and Lessee grants a security interest in all proceeds therefrom including all types and kinds of personal property including, without limitation, trade-ins, accounts, building materials, chattel paper, contracts, contract rights, documents of title, rental payments, insurance payments, fixtures, instruments, money, inventory, leases, securities, equipment and any other goods or intangibles received as a result of the said goods, chattels and movable property being sold, dealt with or otherwise disposed of (the foregoing collateral and proceeds being herein called the "Collateral"). Each schedule shall constitute a separate lease of the collateral described therein from Lessor to Lessee on the terms, covenants and conditions set forth herein and in each Schedule.

2.   RENT.
     (a) The rent described in each Schedule shall be payable, at the times specified in such Schedule, to Lessor at 3rd floor - 885 West Georgia Street, Vancouver, British Columbia, V6C 3E9 or such other place as Lessor may, in writing, designate. Any overdue payment of rent or any other sum due hereunder shall bear interest from the due date to the date of payment at the rate of the Prime Rate plus 3.0% per annum calculated and compounded monthly.

     (b) Lessee shall not be entitled to any abatement, compensation, reduction of or set-off against any rental payments due, including, but not limited to, abatements, compensations, reductions, counterclaims or set-offs due or alleged to be due to Lessee from Lessor, or by reason of any past, present, or future claims of Lessee against Lessor under this lease or otherwise; nor shall this lease terminate, or the respective obligations of Lessor or Lessee be otherwise affected by reason of defect in, or damage to, or loss of possession, or loss of use of or destruction of the Collateral from whatever cause, the prohibition or the restriction of Lessee's use of the Collateral, the interference with such use by any private person or entity, or for any other cause, whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding; it being the intention of the parties hereto that the rental amounts due pursuant to each Schedule and other amounts payable by Lessee hereunder shall continue to be payable in all events in the manner and at the times provided in each Schedule unless the obligation to pay the same shall be terminated pursuant to the express provisions of this lease or any Schedule hereto.

3. TERM. Notwithstanding the date of delivery of the Collateral specified in each Schedule, the term of this lease shall, with respect to the Collateral described in each Schedule, commence at the date and continue for the term specified in such Schedule.

4. USE. Lessee shall not, without prior written consent of Lessor, change the location of the Collateral from that specified in the Schedule nor change the use of the Collateral to any use which could in any way result in a change of capital cost allowance class from that specified in the Schedule. The Collateral shall be used by the Lessee for commercial, industrial, professional or handicraft purposes only. The Lessee shall not affix the Collateral to real or immovable property nor to any goods, chattels, or movable property not otherwise leased hereunder without the prior written consent of the Lessor.

5. ORDER, DELIVERY, INSTALLATION. Order, delivery and installation of the Collateral shall be entirely at the Lessee's risk and expense and shall be arranged by the Lessor on behalf of and as agent for the Lessee in a manner and upon terms and conditions according to the Lessee's written instructions and, to the extent such instructions are not provided , according to the Lessor's sole discretion but still at the Lessee's risk and expense. The Lessee hereby indemnifies and covenants to save harmless the Lessor from and against all claims and liabilities howsoever arising out of or in connection with such order, delivery and installation including but not limited to delays in or refusal to accept delivery.

6. TITLE. The Lessor shall at all times have and retain whatever title to the Collateral is acquired by the Lessor from the seller or manufacturer of the Collateral. The Lessee shall have no right, title or interest in the Collateral other than the right of possession and use in accordance with the terms hereof and the right conferred by paragraph 15 hereof. The
     Lessee acknowledges that the Collateral is and shall remain personal or movable property.

7. WARRANTIES. Lessee has selected the Collateral and the seller thereof. Lessee acknowledges that the Lessor has made no representation or warranty with respect to the Collateral, its condition, design, durability, operation, suitability or fitness for the use intended by the Lessee, its freedom from liens and encumbrances, the Lessor's good title thereto, or as to any other matter or thing whatsoever and all warranties whether express or implied are, to the extent permitted by law, hereby excluded. Lessee shall unconditionally and without set-off or compensation pay the rent stipulated in each Schedule even if the Collateral does not operate as intended by the Lessee, or at all, or as represented by the manufacturer or the seller or the Collateral operates or fails to operate or performs in a manner that could give rise to a fundamental breach of contract or is unacceptable for any other reason whatsoever. Lessor shall not be liable to the Lessee for any loss, cost, damage or expense of any kind or nature caused directly or indirectly by the Collateral or the use, ownership or maintenance thereof or for any loss of business or other damages whatsoever and howsoever caused. Lessor hereby assigns to Lessee for the term hereof only all assignable rights under any warranty given to the Lessor by the seller or manufacturer of the Collateral, and at Lessee's expense, agrees to co-operate reasonably with Lessee in the enforcement of any such warranties.

8. REPAIRS. The Collateral shall be at the risk of the Lessee who shall maintain, repair, overhaul, service and keep the Collateral in a good and substantial manner and shall maintain the Collateral in a condition equivalent to its condition at the commencement of this lease, fair wear and tear only excepted and in a fully operative condition in conformity with any recommendations for maintenance or otherwise which may from time to time be made by any manufacturer or seller of the Collateral and in conformity with all applicable laws, orders, rules, regulations and directives of any government departments, boards or authorities. In the event of loss, damage or destruction to or of the Collateral, Lessee shall immediately give notice to the Lessor of such loss, damage or destruction and Lessee shall at the Lessor's option forthwith repair or replace the Collateral with similar equipment of equivalent value. All parts, mechanisms and devices added to the Collateral whether by way of repair, alteration, addition or improvement shall immediately become property of Lessor and part of the Collateral for all purposes hereof.

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9.   INSURANCE. Lessee shall obtain, and maintain for the entire term of this lease, at its own expense, property damage and liability insurance and insurance against loss or damage to the Collateral including without limitation, loss by fire, (including extended coverage) theft, collision and such other risks of loss as are customarily covered by insurance on the type of Collateral leased hereunder and by prudent operators of businesses similar to that in which Lessee is engaged, in such amounts, in such form and with such insurers as shall be satisfactory to Lessor. The amount of insurance covering damage to or loss of the Collateral shall not be less than the greater of the full replacement value of the Collateral or the installments of rent then remaining unpaid hereunder. Each insurance policy will name Lessee and Lessor as insureds, will name Lessor as loss payee thereof, and shall contain a clause requiring the insurer to give to Lessor at least 30 days prior written notice of any alteration in the terms of such policy or the cancellation thereof. Lessee shall furnish to Lessor a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect, provided, however that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance policy or to advise Lessee in the event such insurance coverage shall not comply with the requirements hereof. Lessee further agrees to give Lessor prompt notice of any damage to or loss of the Collateral or any part thereof. Lessee will at its expense make all proofs of loss and take all other steps necessary to recover insurance benefits, unless advised in writing by Lessor that Lessor desires so to do, at Lessee's expense. Proceeds of insurance will be disbursed by Lessor against satisfactory invoices for repair or replacement of Collateral, provided this lease not then be in default. Performance by Lessee under this paragraph will not affect or release Lessee's obligations and liabilities herein elsewhere provided.

10.  LESSEE'S COVENANTS. The Lessee covenants with the Lessor:

     (a) that the Lessor or its agents shall have the right at all reasonable times to fully inspect the Collateral and any parts thereof, or any documents relating thereto, to determine the condition of the Collateral, and to further determine whether or not the Lessee is performing according to the covenants and conditions herein contained or for any other purpose;
     (b) to operate, use and maintain the Collateral at all times and to maintain all records, logs and other materials in conformity with all the applicable laws, orders, rules, regulations and directives of governmental departments, boards or authorities, and in conformity with any limitations or restrictions of performance or any published instructions and specifications which may from time to time be recommended by the manufacturers or sellers of the Collateral;
     (c) not to use or operate the Collateral or permit it to be used or operated illegally or contrary to any applicable laws, regulations, orders, rules or directives of any power or government or agency thereof having jurisdiction, or contrary to any terms of any insurance policy in force in connection with the Collateral or in any way other than in a careful and prudent manner and to indemnify and hold the Lessor harmless from and against any and all actions, claims, demands, prosecutions, administrative proceedings and any similar assertions or threats in any way arising out of the custody, use, or operation of the Collateral during the term of this lease, and to assume liability and pay for any and all transgressions, defaults, fines, penalties or forfeitures incurred, suffered or assessed against the Lessor or the Lessee during the term of the lease together with all legal fees, costs and expenses incidental to the foregoing to the complete exoneration of the Lessor;
     (d) to cause the Collateral to be operated only by competent and qualified operators;
     (e) to keep the Collateral free and clear of all seizures, forfeitures, liens, claims, privileges, debts, taxes, charges, pledges, encumbrances or adverse claims of any nature whatsoever;
     (f) to pay, when due, all license fees and other fees and assessments necessary for the securing of licenses, or other similar permits for the operation of the Collateral and, further, to pay, when due, and/or indemnify the Lessor from all taxes, fees, assessments or other levies now and hereafter imposed by any provincial, federal or local government upon the Collateral, or upon the delivery, purchase, leasing, use, ownership, operation, possession, sale or return thereof, whether assessed to the Lessor or to the Lessee; provided that upon payment of such fees, assessments, taxes or levies, the Lessee will immediately deliver the receipts for such payments to the Lessor, and that if the Lessor pays (which it may, but is not obliged to do) any sum or sums which is an obligation of the Lessee under this lease, then the amount of such payments shall be forthwith payable by the Lessee to the Lessor and if not so paid shall bear interest from the date such payment is due at the Prime Rate plus 3% per annum calculated and compounded monthly;
     (g) to furnish at its own cost and expense all fuel, oils, lubricants and other material necessary for the operation and maintenance of the Collateral;
     (h) to indemnify and save the Lessor harmless from and against all costs, claims, demands, expenses, liabilities, awards, actions and causes of action for loss or damage or injury (including death) of persons or property or of any other nature and kind whatsoever arising from this lease or in any way relating to the use, operation or ownership of the Collateral during the term of this lease and whether caused by Lessee's negligence or otherwise including without limitation, the manufacture, selection, purchase, character, safety, condition, delivery, refusal by the Lessee to accept delivery, possession, operation, sale, storage or return of the Collateral; and that the Lessor shall not be responsible to the Lessee for any loss of use of the Collateral or any part thereof during the term of the lease whatever may be the cause of such loss of use;
     (i) to place such insignia, plates or other identification on the Collateral or any part thereof showing Lessor's title thereto as Lessor may from time to time request at Lessee's expense and if placed, the Lessee shall not remove, conceal or alter the same;
     (j) that the Lessee will not without the prior written consent of the Lessor, sublet or otherwise relinquish possession (except for required or scheduled maintenance or as otherwise permitted pursuant to this lease) of the Collateral or any part thereof, or assign any of its rights hereunder;
     (k) to execute all such further documents and do all such further acts and things as the Lessor may reasonably require for the purpose of registering this lease at any registries or offices of governmental departments, boards or authorities, domestic or foreign, so as to evidence and/or protect the interest of the Lessor in the Collateral and this lease;
     (l) not to claim or attempt to claim capital cost allowance in respect of the Collateral;
     (m) to pay any and all reasonable costs of the Lessor (including legal fees and disbursements on a solicitor and own client basis) in:
          (i) considering and granting any waivers and consents required to be given under this lease; and
          (ii) any action or consideration required by the Lessor relating to any option granted herein; and
          (iii) any action or consideration required in respect of any insurance claim;
          (iv) inspecting the Collateral, investigating title to the Collateral, negotiating and preparing all documentation in connection with this lease, registering or perfecting this lease or the Lessor's interests herein at all offices of public record and all renewals and amendments of the same, taking, recovering and keeping possession of the Collateral, and any other proceedings taken in connection with or to enforce the provisions of this lease.
     (n) that the Lessee will not change its name or enter into any amalgamation agreement, merger or other corporate proceedings whereby its name shall change without providing the Lessor with at least 30 days' prior written notice of any such change of name;
     (o) to deliver to the Lessor within 120 days after the end of each of its fiscal years the consolidated balance sheet and income statement of Lessee for such year.

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11.  RETURN OF COLLATERAL. Upon termination of this lease, the Lessee shall, at its own expense and in a prudent manner, immediately return the Collateral free of all liens, encumbrances and adverse claims of every nature to the Lessor at such location as the Lessor shall designate and in the same condition as at the commencement of this lease, fair wear and tear excepted. Provided that the Lessor may, by notice given to the Lessee on or prior to the termination of this lease, require the Lessee at its expense to dispose of the Collateral upon termination in such manner as the Lessor may reasonably request.

12. DEFAULT. The occurrence or happening of any one or more of the following events shall constitute an event of default:
     (a) the Lessee shall fail to make any rent payment or other payments required hereunder when due and such failure shall continue unremedied for a period of 20 days after written notice by Lessor; or
     (b) the Lessee removes the Collateral from its place of location stated on the Schedule without the Lessor's prior written consent; or
     (c)  the Lessee parts with possession of the Collateral; or
     (d) the Lessee purports to sell, assign, transfer, sublet, pledge, hypothecate or otherwise suffer a lien, encumbrance or other adverse claim of any kind upon or against any interest in this lease or the Collateral without the Lessor's prior written consent; or
     (e) the Collateral is put to abnormal use likely to result in accelerated depreciation; or
     (f) the Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder and such failure shall continue unremedied for a period of 20 days after written notice thereof by Lessor; or
     (g) any representation or warranty made by Lessee herein or in any document or certificate furnished Lessor in connection herewith or pursuant hereto shall prove to be incorrect at any time in any material respect; or
     (h) the Lessee or any Indemnifier shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver; or a trustee or a receiver shall be appointed for Lessee or any Indemnifier or for a substantial part of any of their property without consent and shall not be dismissed within a period of 30 days; or bankruptcy, reorganization or insolvency proceedings shall be instituted by or against Lessee or any Indemnifier and if instituted shall not be dismissed within a period of 30 days; or
     (i) if the Collateral or any material part thereof is seized under legal process, confiscated, sequestered or attached or if a distress is levied thereon; or
     (j)  if Lessee or any Indemnifier is a corporation and
          (i)   the control or beneficial ownership thereof changes from that which existed at the date of execution of this lease;
          (ii)  any special resolution is passed or other proceedings taken regarding the wind-up of the corporation;
          (iii) it ceases to carry on the business presently conducted by it; or
     (k) the Lessee or any Indemnifier shall suffer the loss or suspension of any licences, permits, or other operating authorities required for the present operation of its business or any part of it; or
     (l) the Lessee defaults under any other agreement to which Lessee and Lessor are parties or any Indemnifier defaults under any other agreement to which any Indemnifier and the Lessor are parties; or
     (m) if the Lessor in good faith believes and has commercially reasonable grounds to believe itself insecure or that the prospect of payment or performance by the Lessee hereunder is about to be impaired or that the Collateral is or is about to be placed in jeopardy.
For greater certainty, it is understood and agreed that if any such default shall occur in respect of any Schedule hereunder, such default shall at the option of the Lessor be deemed to be a default under any or all other Schedules hereunder.

13. REMEDIES ON DEFAULT. Upon the occurrence of an event of default the Lessor may;
     (a) take possession of the Collateral and for that purpose enter any premises where the Collateral is located whether or not the Collateral is affixed to any such premises, and sell, lease or otherwise dispose of the Collateral by public or private means and upon such terms and consideration as the Lessor may in its sole discretion accept. Without limiting the generality of the foregoing, the Lessor shall have the right to dispose of the Collateral where the payment for such is deferred provided that the Lessee will not be entitled to be credited with the proceeds of any such disposition until the monies therefor are actually received. The Lessee hereby waives any damages or claim to damages arising from any retaking of possession under the terms of this lease; or
     (b) in the name of and as the irrevocably appointed agent and attorney for Lessee and without terminating or being deemed to have terminated this lease take possession of the Collateral and proceed to lease the Collateral to any other person, firm or corporation on such terms and conditions, for such rental and for such period of time as Lessor may deem fit and receive such rental and hold the same and apply the same against any monies expressed to be payable from time to time by Lessee hereunder; or
     (c) terminate this lease and by written notice to Lessee require Lessee to forthwith pay to Lessor on the date specified in such notice, as a genuine pre-estimate of liquidated damages for loss of a bargain and not as a penalty the present worth of the aggregate of all unpaid amounts due hereunder as rental or otherwise to the expiration of the term of the lease (as if the lease had not been terminated) calculated by discounting such amounts at 5% per annum compounded monthly less the net amount received by Lessor on any sale, lease or other disposition of the Collateral after deducting all costs and expenses including legal fees and disbursements on a solicitor and own client basis.
          No one or more of the remedies referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedies referred to herein or otherwise available to the Lessor at law or in equity, and in particular pursuant to the Personal Property Security Act of any Province or Territory in Canada in force or to come into force from time to time as the same may be proclaimed in force, amended or replaced by similar legislation from time to time. If upon any disposition of the Collateral under the provisions of this lease or under the provisions of any other remedies so available to the Lessor there shall be any surplus, such surplus shall be the sole and absolute property of the Lessor.

14. WAIVER/SEVERABILITY. Any provision of this lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof and any such prohibition in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Lessee, if a corporation, agrees that The Limitation of Civil Rights Act of the Province of Saskatchewan, or any provision thereof, shall have no application to this lease or any agreement or instrument renewing or extending or collateral to this lease and the Lessee acknowledges that seizure or repossession of the Collateral shall not by implication of law extinguish the Lessee's indebtedness under this lease or other collateral security.

15. OPTION TO PURCHASE. Provided the Lessee shall not be in default under any obligation on its part hereunder, the Lessor hereby grants to the Lessee an option to purchase the Lessor's interest in the Collateral herein for the purchase price and at the time set forth in the Schedule or Schedules attached hereto. The option granted herein shall be exercised by the Lessee giving the Lessor written notice of its intention to exercise the option at least 30 days prior to the time set forth in the Schedule. The time set forth in the Schedule shall be the time for the conclusion of the sale, and on that date the Lessee, having exercised such option, shall pay the purchase price to the Lessor and the Lessor shall transfer its interest in the Collateral to the Lessee whereupon this lease shall cease with respect to such Collateral. The Lessee shall pay any and all Provincial or Federal taxes, licence or registration fees or other fees, costs or charges payable in respect of the Collateral and in connection with any said sale and purchase. The bill of sale or sale agreement from the Lessor to the Lessee shall contain no warranties on the part of the Lessor either express or implied, except that the Lessor shall warrant that it has done no act or created any security interest in the Collateral which would adversely affect the title thereto.

16. INDEMNITIES SURVIVE. The indemnities provided by the Lessee to the Lessor under this lease, and in particular those under paragraphs 5 and 10 shall survive and continue in full force and effect after termination of this lease, in whole or in part, whether by effluxion of time or otherwise, or the release or discharge from this lease of any Collateral, or the sale or disposition of the Collateral or the release or discharge of the Lessee to pay any rental payments, or as to any act, matter or thing which shall have been done or have occurred or arisen prior to such termination, release or discharge.

17. ENTIRE AGREEMENT. This lease together with each schedule and any purchase authority, purchase order, delivery and/or installation receipt and indemnity given with this lease constitutes the entire agreement between the parties.

18. NON CANCELLABLE LEASE. This lease cannot be cancelled or terminated except as expressly provided herein.

19.  PURCHASE MONEY SECURITY INTEREST AND PROCEEDS. This lease grants to the
     Lessor:
     (a) a Purchase Money Security Interest in the Collateral unless this lease shall constitute a sale and leaseback of the Collateral; and
     (b) a Security Interest in Proceeds of the Collateral which are all present and after acquired personal property, fixtures and crops, within the meaning of the Personal Property Security Act of any Province or Territory in Canada in force or to come into force from time to time as the same may be proclaimed in force, amended or replaced by similar legislation from time to time.

20. COPY OF AGREEMENT. The Lessee hereby acknowledges receiving a copy of this lease and waives all rights to receive from the Lessor a copy of any financing statement, financing statement (transition), financing change statement or verification statement filed at any time in respect of this lease.

21. FURTHER ASSURANCES. The Lessee shall forthwith and from time to time execute all documents and do all acts and things which in the opinion of the Lessor are necessary or desirable to provide continuing rights and priorities in the Collateral, to provide a security interest, a purchase money security interest, and a security interest in proceeds of the Collateral as the case may be.

22. PPSA WORDS AND EXPRESSIONS. Words and expressions used herein that have been defined in the Personal Property Security Act of any Province or Territory of Canada in force or to come into force from time to time as the same may be amended or replaced by similar legislation from time to time shall be interpreted in accordance with their respective meanings given in any such Act unless otherwise defined herein or unless the context otherwise requires.

23. INDEMNIFIER. When used in this lease, "Indemnifier" means any individual or corporation which provides any guaranty or indemnity agreement of any kind to the Lessor to secure the obligations of the Lessee to the Lessor.

24. GOVERNING INSTRUMENT. In the event of any conflict between any provision in this lease and any provision in any Schedule hereto, the provision of such Schedule shall prevail.

25. QUEBEC. Where this lease is governed by the laws of Quebec, this lease shall be construed as a contract of leasing, governed by articles 1842 to 1850 of the Civil Code of Quebec, and
     (a) for greater certainty, the word "lease" as used herein and in any Schedules or forms related shall be read as "contract of leasing" or "leasing", as the context requires;
     (b) the security interests granted in sections 1 and 19(b) hereof shall be in the nature of a moveable hypothec for that sum disclosed as the total in item 1 of the Schedule(s) Annexed, with interest at the rate of 24% per annum from the date hereof.

26.  MISCELLANEOUS.
     (a) The parties agree that time is of the essence hereof and that no waiver by Lessor of any default nor any compromise or extension of payment granted by Lessor shall constitute a waiver of any other default by the Lessee or shall be a waiver of any other right of Lessor.
     (b) This lease may be amended but only in writing signed by the parties hereto.
     (c) The captions in this lease are for convenience only and shall not define or limit any of the terms hereof.
     (d) This lease shall be binding upon and enure to the benefit of the parties hereto, their permitted heirs, executors, administrators, successors and assigns.
     (e) No one or more of the remedies referred to in this lease shall be exclusive, but each shall be cumulative and additional to any other remedy or remedies referred to herein or available to the Lessor at law or in equity.
     (f) "Prime Rate" means the floating annual rate of interest established and recorded by HSBC Bank Canada from time to time as a reference rate for purposes of determining rates of interest it will charge on loans denominated in Canadian dollars.
     (g) Where there shall be more than one Lessee, they shall be jointly and severally bound to the fulfilment of their obligations hereunder.
     (h) If the context so requires, words importing number shall be deemed to include a greater or lesser number, words importing gender shall be deemed to include the other gender or the body corporate and words importing the body corporate shall be deemed to include either gender.
     (i) The Lessor and the Lessee confirm that they have expressly required that this lease and all other schedules, purchase orders, notices and documents relating thereto be drafted in English. Le Locateur et le Locataire confirment qu'ils ont expressement exige que la Convention de Bail d'Equipement Principals et tous les annexes, bons de commande, avis et documents y afferents soient rediges en anglais.

Executed this 12 day of February, 2003.

By execution hereof, the signer hereby
certifies that he has read this lease,
and that he is duly authorized to
execute this lease on behalf of
Lessee.

Lessee NORTH AMERICAN EQUIPMENT LTD. C/S   Lessor HSBC Bank Canada
       -----------------------------

       -----------------------------


                                                                     JOHN LANDRY
                                                                       ACCOUNT
                                                                       MANAGER,
By /s/                   Secretary         By /s/                      LEASING
   -------------------- ------------          --------------------   -----------
   Authorized Signatory    Title              Authorized Signatory      Title


                                                                     G.N.LARKE
                                                                      Regional
                                                                      Leasing
   /s/                      CEO               /s/                     Manager
   -------------------- ------------          --------------------   -----------
   Authorized Signatory    Title              Authorized Signatory      Title

ADDENDUM "A" to Master Equipment Lease, Lease Number 999927AB, dated Feb. 12, 2003 between HSBC Bank Canada as "Lessor", and North American Equipment Ltd., as "Lessee".

--------------------------------------------------------------------------------

Listed below are amendments and clarifications to referenced paragraphs in the Master Equipment Lease:

PARAGRAPH
---------

2 (a) and
10 (f): The applicable interest rate shall be the three month LIBOR rate plus 200 basis points calculated and compounded monthly.

4 and 10 (j):  (a)  The Lessee is permitted to sublet and relinquish possession of any of the Collateral to related companies, provided that:

                    (i) the Collateral is not removed from the Ft. McMurray area, Alberta; and

                    (ii) the Lessee has obtained written confirmation from its insurers that such sublease or relinquishment is permitted under its insurance policy; and

                    (iii) HSBC Bank Canada will continue to look solely to
                          Lessee for the payment and performance of its liabilities and obligations under the Offer To Lease and Lease Schedules.

               (b) The Lessee can claim capital cost allowance in respect of the Collateral under form T2145 "Election in Respect of the Leasing of Property", in conjunction with the Lessor.

8. Any tires added to the Collateral shall remain the property of the Lessee and shall not form part of the Collateral for the purposes of the Lease.

11.            The last sentence in this paragraph shall be deleted.

12. It shall not be a default for the Lessee to sublet or relinquish possession of any of the Collateral to related companies; provided the Lessee is not in default of its covenants in paragraphs 4 and 10(j).

15. The proviso at the beginning of this paragraph shall be changed to read as follows:

                    "Provided the Lessee shall not be in default under any payment obligation on its part hereunder or under any other document granted to HSBC Bank Canada.

17. The Lease is subject and subordinate to a letter agreement entitled "Offer To Lease" dated January 29, 2003 and made between the Lessor, the Lessee and Deere-Hitachi Construction Machinery Corporation as Residual Guarantor.

LESSOR:                                   LESSEE:

HSBC BANK CANADA                          NORTH AMERICAN EQUIPMENT LTD.
Leasing Division


/s/  JOHN LANDRY
ACCOUNT MANAGER, LEASING                  /s/
--------------------------------------    --------------------------------------


/s/  G:N: LARKE
Regional Leasing  Manager                 /s/
--------------------------------------    --------------------------------------

            THIS AGREEMENT is made as of the 18 day of February, 2003

BETWEEN:

            DEERE-HITACHI CONSTRUCTION MACHINERY
            CORPORATION (hereinafter called "Purchaser")

                                     - and -

            HSBC BANK CANADA, a Canadian chartered bank with an office at 3rd Floor, 885 West Georgia Street, Vancouver, British Columbia V6C 3E9 (hereinafter called "HSBC")

WHEREAS:

A. North American Equipment Ltd. (the "Lessee") wishes to lease five (5) Euclid-Hitachi EH5000 Haul Trucks (the "Collateral") from HSBC pursuant to an Offer to Lease dated January 29, 2003 from HSBC to the Lessee (the "Offer to Lease"), pursuant to which HSBC and the Lessee entered into a master lease agreement (the "Lease") and Lease Schedules.

B. Pursuant to the Offer to Lease, the Purchaser has agreed with HSBC to purchase the Collateral from HSBC at the times and on the terms and conditions set forth therein.

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of HSBC purchasing the Collateral and entering into the Offer to Lease and the Lease and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto agree as follows:

1. All capitalized terms utilized but not otherwise defined herein shall have the meanings ascribed thereto in the Offer to Lease.

2. The Purchaser covenants and agrees with HSBC with respect to each Lease Schedule to purchase from HSBC:

     (a) on the Termination Date, the Vehicle(s) described in the corresponding Lease Schedule(s) terminated by the Lessee pursuant to Section 10.1 of the Offer to Lease at a purchase price equal to the acquisition cost of such Vehicle(s) as described in the terminated Lease Schedule(s) multiplied by 70.2515%, plus all taxes, including GST and PST thereon;

     (b) on the last day of the Initial Term, the Vehicle(s) described in the corresponding Lease Schedule(s) not renewed for the First Renewal Term and in respect of which the Lessee has not exercised its option to purchase pursuant to Section 9.1 of the Offer to Lease at a purchase price equal to the acquisition cost of such Vehicle(s) as described in the applicable Lease Scbedule(s) multiplied by 60%, plus all taxes, including GST and PST thereon;

     (c) on the last day of the First Renewal Term, the Vehicle(s) described in the corresponding Lease Schedule(s) not renewed for the Second Renewal Term and in respect of which the Lessee has not exercised its option to purchase pursuant to Section 9.1 of the Offer to Lease at a purchase price equal to the acquisition cost of such Vehicle(s) as described in the applicable Lease Schedule(s) multiplied by 40%, plus all taxes, including GST and PST thereon;

     (d) on the last day of the Second Renewal Term, the Vehicle(s) described in the corresponding Lease Schedule(s) and in respect of which the Lessee has not exercised its option to purchase pursuant to Section
          9.1 of the Offer to Lease at a purchase price equal to the acquisition cost of such Vehicle(s) as described in the applicable Lease Schedule(s) multiplied by 20%, plus all taxes, including GST and PST thereon.

3. Upon the occurrence of an event described under Section 2 hereof, the Purchaser agrees to accept delivery of the applicable Vehicle(s) on the Termination Date or on the last day of the Initial Term, the First Renewal Term or the Second Renewal Term, as the case may be, at the location specified in the Offer to Lease on an "as-is" basis. The Purchaser further agrees to accept the Collateral without tires.

4. The Purchaser acknowledges and agrees that the Lessee may enter into one or more Lease Schedules with respect to the Collateral and the obligations of the Purchaser hereunder shall apply to each such Lease Schedule. The liabilities and obligations of the Purchaser hereunder are continuing obligations, and shall not be discharged by the purchase of part of the Collateral.

5. The purchase and sale provided for herein shall be completed on the Termination Date or on the last day of the Initial Term, the First Renewal Term or the Second Renewal Term, as the case may be (each, a "Closing Date").

6. On the Closing Date, HSBC shall deliver to the Purchaser a Bill of Sale for the subject Collateral which Bill of Sale shall contain no warranties on the part of HSBC either express or implied except that HSBC shall warrant that it has done no act or created any security interest in the subject Collateral which would adversely affect the title thereto, that HSBC has good title to the Collateral subject to the rights of the Lessee under the Lease and that the interest of HSBC in the Collateral has been validly perfected in accordance with applicable law. Without limiting the foregoing, the Collateral shall be purchased on an "as is" basis. In addition, HSBC shall assign to the Purchaser, to the extent they are assignable, any warranties relating to the Collateral then in effect. The Purchaser shall immediately upon delivery of such documents, provide the aforesaid purchase price to HSBC by way of cash, bank draft or certified cheque.

7. HSBC shall not be responsible for delivering the subject Collateral to the Purchaser on the Closing Date, however HSBC shall direct the Lessee pursuant to the Lease to return the Collateral FOB to the Lessee's worksite in the Fort McMurray Area, Alberta and shall otherwise assign to the Purchaser any and all other rights and benefits it may have pursuant to the Lease so as to facilitate the Purchaser's taking possession of the Collateral from the Lessee following completion of the purchase and sale as provided for herein.

8. Possession and risk for the Collateral shall pass to the Purchaser immediately upon the closing of the purchase and sale provided for herein.

9. The Purchaser shall be responsible for the payment of all provincial and federal sales tax, goods and service tax, licence or registration fees or any other fees, costs or charges payable in respect of the Collateral and/or in connection with the sale and purchase of the same or consequent upon the aforesaid sale and purchase occurring, all at the time and in the manner specified in any applicable statutes or regulations, and shall provide proof of compliance with the same to HSBC forthwith upon demand by HSBC.

10. If any of the Collateral shall be damaged or lost such that there is payment made to HSBC in respect of such damage or loss then:

     (a) if such payment or any part thereof is applied against replacement of damaged or lost Collateral, such replaced Collateral shall be subject to this Agreement in all respects;

     (b) if such payment is taken by HSBC and by agreement of HSBC and the Lessee, the Lease shall be modified to reflect the fact that such Collateral no longer forms part of the Lease, then this Agreement shall nonetheless continue to apply to the Collateral remaining under the Lease, with the purchase price being adjusted on a pro rata basis.

11. The obligations of the Purchaser are absolute and unconditional and will not be released or discharged by:

     (a) any extensions of time, indulgences or modifications which HSBC may extend or make with the Lessee in respect of the performance of any obligations of the Lessee under any provisions of the Lease;

     (b) any waiver by or failure of HSBC to enforce any of the terms, covenants, conditions and provisions of the Lease;

     (c) any assignment of the Lease by the Lessee or any trustee, receiver or liquidator;

     (d)  any consent which HSBC may give to any such assignment;

     (e) any assignment or transfer or other disposition by HSBC of any of its rights under the Lease, and without limiting the generality of the foregoing it is hereby agreed that HSBC may assign, transfer or otherwise dispose of any such rights without the prior consent of the Purchaser and in such event any assignee, transferee or successor in interest shall have the same rights and remedies as if originally named herein in the place of HSBC;

     (f) any inability of HSBC to enforce any terms, covenants, conditions and provisions of the Lease against the Lessee other than the obligation of the Lessee to surrender possession of the Collateral on the Closing Date;

     (g) the acceptance of additional security from the Lessee and regardless of the release or discharge of the Lessee by HSBC or by others or by operation of any law;

     (h) any amendment, modification or change of the Lease whether or not the Purchaser has been notified of the same (except with respect to the return conditions set forth in the Addendum which HSBC shall agree not to modify without the Purchaser's prior written consent);

     (i) a discharge of the Lessee from any of its obligations under the Lease by way of applicable statutes relating to bankruptcy or insolvency or the like.

12.       This Agreement is not assignable by the Purchaser.

13.       Time shall be of the essence of this Agreement.

14. All terms, agreements and conditions contained herein shall extend to and be binding upon the parties hereto and their respective successors and permitted assigns.

15. If the context so requires, words importing gender shall be deemed to be the other gender or the body corporate and vice versa and all legal rights and obligations hereunder shall be determined in accordance with the laws of the Province of Alberta.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed in the presence of their officers duly authorized in that regard as of the day and year first above written.

DEERE-HITACHI CONSTRUCTION MACHINERY CORPORATION by its authorized signatory(ies):


/s/            - President
----------------------------------------
Name & Title:


/s/            - Chief Financial Officer
----------------------------------------
Name & Title:


HSBC BANK CANADA


/s/  G.N. LARKE
     Regional Leasing Manager
----------------------------------------
Authorized Signatory


/s/  JOHN LANDRY
     ACCOUNT MANAGER, LEASING
----------------------------------------
Authorised Signatory